FMC Corporation

Industrial Chemicals

Robert I. Harries, Senior Vice President

UBS Warburg Grass Roots Conference

February 26th, 2003

FMC

Disclaimer

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

These slides and the accompanying presentation contain "forward-looking statements" that represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements.

Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934, as amended.

The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

FMC Corporation

Diversified chemical company with leading market positions in agricultural, industrial and consumer markets globally

($ million, 12/31/02)

FMC

Sales:	$1,852.9
EBITDA:	$313.6
Margin:	16.9%

Agricultural Products

Sales:	$615.1
EBITDA:	$99.0
Margin:	16.1%

Specialty Chemicals

Sales:	$488.2
EBITDA:	$116.3
Margin:	23.8%

Industrial Chemicals

Sales:	$753.4
EBITDA:	$130.3
Margin:	17.3%

FMC Priorities

- ❖ Maximize and realize operating leverage
- ❖ Create greater financial flexibility
- ❖ Focus the portfolio on higher growth businesses

FMC

Leading Market Positions

	Product	Market Position
Agricultural Products	Pyrethroids	#2 in N.A.
	Carbamates	#1 Globally
Specialty Chemicals	Microcrystalline Cellulose	#1 Globally
	Carrageenan	#1 Globally
	Alginates	#2 Globally
	Lithium	#1/#2 Globally
Industrial Chemicals	Soda Ash	#1 in N.A.
	Hydrogen Peroxide	#1 in N.A.
	Phosphorus Chemicals	#1 in N.A. (Astaris)
	Persulfates	#1 in N.A.

FMC

Industrial Chemicals Group

2002	$'s, millions
Consolidated Sales	$753.4
Astaris Sales (50% basis)	$226.1
TOTAL	$979.5


Astaris
23%
Alkali
38%
Phosphorus
Non-Phosphorus
Foret
23%
Peroxygens
16%
Consolidated Sales
Astaris JV

Phosphorus Chemicals Review

FMC

Global Phosphorus Chemicals Demand

Phosphate derivatives produced from building blocks of elemental phosphorus (P_4) and/or purified phosphoric acid (PPA)

2002 Demand of 2.6 million MT P_2O_5
3% CAGR, 2002-7



ROW 14%
N/C America 25%
Asia 26%
Europe/ Middle East 35%



Tech. Phosphates/ Acid 25%
Food Phosphates/ Acid 15%
Builders (STPP) 60%

Source: CRU International Limited and FMC Estimates

North and Central American Markets

FMC addresses these markets through the ASTARIS joint venture



2002 Demand of 0.7 million MT P_2O_5
2% CAGR, 2002-7
Tech Phosphates/ Acid 32%
Food Phosphates/ Acid 27%
Builders (STPP) 41%



2002 Sales of $1 billion
1-2% CAGR, 2002-7
Food & Beverages 26%
Other (Chemicals, Agriculture, Water Treatment) 43%
Detergents & Cleaners 25%
Fire Safety 6%

Source: CRU International Limited, Astaris Estimates

European and Middle Eastern Markets

FMC addresses these markets through its wholly-owned FORET subsidiary

2002 Demand of 0.9 million MT P_2O_5
3% CAGR, 2002-7



Food Phosphates/ Acid 11%
Tech Phosphates/ Acid 29%
Builders (STPP) 60%

2002 Sales of $0.8* billion
3% CAGR, 2002-7



Food & Beverages 13%
Other (Water and Metal Treatment, Toothpaste) 21%
Specialty Fertilizers 9%
Detergents & Cleaners 57%

Source: CRU International Limited and FMC Estimates

*Excludes Animal Feed

Industry Trends: Stable Demand

Phosphorus chemicals demand remains stable despite slowing economies



1600
1400
1200
1000
800
600
400
200
0
MT, x000, P2O5
1999
2000
2001
2002
Europe/Middle East
North/Central America

Source: CRU International Limited

Industry Trends: Competition

FMC/Astaris and Rhodia are only global, full-line producers

North America
2002, MT P_2O_5


Imports
PCS
Quimir
Astaris
Rhodia

Western Europe
2002, MT P_2O_5


Imports
Rhodia
Budenheim
FMC Foret
BKL
Thermphos
Prayon

Source: FMC and Astaris Estimates

FMC

Industry Trends: Reducing Overcapacity

Recent plant closures have improved phosphate utilization


North/Central America
1000
800
600
400
200
0
MT, x000, P2O5
100%
80%
60%
40%
20%
0%
1999
2000
2001
2002
Capacity
Utilization


Europe/Middle East
1400
1200
1000
800
600
400
200
0
MT, x000, P2O5
100%
80%
60%
40%
20%
0%
1999
2000
2001
2002

Source: CRU International Limited

Industry Trends: Globalization

- World trade in the phosphate industry has recently increased
  - Chinese P4, PPA and phosphate exports
  - Israeli exports of PPA
- Imports into North America have had an unfavorable impact, particularly on selling prices
  - Chinese entry
  - Israeli share gain in higher margin businesses
- Growth of import pressures into North American likely to slow
  - Increasing domestic demand in China
  - Increasing global consumption of food phosphates

FMC

Industry Trends: Restructuring

- Restructuring completed
  - Formation of Astaris
  - Rhodia's acquisition of Albright and Wilson
  - Shutdown of Rhodia Whitehaven plant in U.K.
  - Recent purchase of Thermphos
- Several significant opportunities remain for restructuring
  - Production restructuring within individual producers
  - Further partnering among industry participants

FMC

Astaris' Supply Chain Restructuring

Significant shift to PPA over three-year timeframe



% of P_2O_5 Needs
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
PPA
P_4
10%
29%
61%
Purchased PPA
Monsanto P_4
Pocatello P_4
2000
PPA
P_4
4%
26%
22%
48%
Purchased PPA
PCS PPA
Astaris PPA
Monsanto and Chinese P_4
2003

FMC Phosphorus Chemicals in 2003

- ❖Complete Astaris' supply chain shift to low cost purified phosphoric acid
- ❖Increase prices selectively at Astaris
- ❖Reduce costs throughout phosphate operations
- ❖Leverage Foret's low-cost, vertically integrated STPP position



Astaris 2003 vs. 2002
FMC EBIT Change, $ millions
15
0
-15
Power Resale
Sales
Reduced Costs
Restructuring



Foret 2003 vs. 2002
EBIT Change, $ millions
15
0
-15
Phosphate Sales
Non-Phos. Sales
Raw Materials
Overhead Reduction
Restructuring

Alkali and Peroxygens Update

FMC

Alkali: Ready for Recovery

- Demand
  - Stable domestic growth
  - Further caustic soda conversion likely
  - Positive international outlook:
    - Strong domestic growth in China results in diminished exports
    - Indian market now open to ANSAC participation
    - Continued closures of inefficient synthetic capacity (e.g. Korea)
- Capacity utilization $\geq$ 90%
- Price levels unsustainable
  - Industry returns below cost of capital
  - 2 of 6 producers financially distressed; attempting exit

FMC

North American Soda Ash Cycle

Despite favorable conditions, uncertainty surrounding two exiting producers undermines the pricing outlook for 2003



Last Peak
$90
$85
$80
$75
$70
$65
$60
$55
$50
Industry Price ($/ST)
110%
100%
90%
80%
70%
Effective Capacity Utilization (%)
1987
1991
1995
1999
2003E
Industry Price
Effective Capacity Util.

Source: Isonex/USGS and FMC

Market Leader, Lowest Cost

- World's largest natural soda ash producer
- North American soda ash market leader (~29%)
- Highest industry margins due in part to niche product positions
  - Sodium bicarbonate
  - Sodium sesquicarbonate
- Largest scale and multiple mining methods

Soda Ash Cash Cost



Cost Index
Base = Solution Mining
1.6
1.2
0.8
0.4
0
FMC Solution Mining
FMC
Longwall
Mining
Competitors
Volume Share of Market

Peroxygens: Well Positioned for Recovery

- Demand returning to positive growth
- Capacity utilization increasing due to demand growth and mothballs
- Increased margins driven by higher prices



Demand Growth (%)
4
2
0
-2
-4
-6
-8
-10
-12
2001
2002
2003E



Effective Capacity Util. (%)
100
95
90
85
80
75
70
2001
2002
2003E
Mothball Impact

North American Hydrogen Peroxide Cycle

Price increase of ~1 cent per lb. in January 2003 on over 300 million lbs.



Last Peak
1.2
1.1
1
0.9
0.8
0.7
0.6
Price Index (1994=1.0)
100
95
90
85
80
75
70
Effective Capacity Utilization (%)
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
Price Index
Effective Capacity Util.

Market Leader, Lowest Cost

- FMC is North American leader (~25% hydrogen peroxide share)
- Industry leading margins built upon:
  - Electronics-grade hydrogen peroxide
  - Specialty peroxygens
- Leading cost position recently improved upon:
  - Spring Hill mothball and Bayport mothball restart
  - Continuous cost reduction


Production Cost Index
1.1
1.0
0.9
0.8
2001
2002
2003

FMC

Summary

Industrial Chemicals has a strong foundation for recovery

- Leading market positions
- Low-cost, integrated cost structure
- Expected stabilization of phosphorus chemicals
- Significant operating leverage of $75 million (~$1.50 EPS) over cycle

FMC Corporation